Exhibit 23.2



                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to the Registration Statement No. 333-96609 of MEDTOX Scientific, Inc. (the Company) on Form S-1 of our report dated April 26, 2002 relating to the financial statements of Leadtech
Corporation, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP


Minneapolis, Minnesota
July 31, 2002